UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material under Rule 240.14a-12
INTUIT INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 12/14/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Annual Report on Form 10-K
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 11/26/07.
To request material:      Internet: www.investorEconnect.com      Telephone: 1-800-579-1639      **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

      INTUIT,
          INC.
2600 CASEY AVENUE
MOUNTAIN VIEW, CA
94043
INTUIT INC.
Should you choose to vote these shares in person at the meeting you must request a copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 10/19/07
is to be held on 12/14/07 at 8:30 a.m. PST

at: Intuit’s offices 2600 Casey Avenue Mountain View, CA 94043

To obtain directions to attend the Annual Meeting and vote
in person, please call Intuit Investors Relations at
650-944-3560

Voting items
The Board of Directors recommends that you vote FOR the election of all nominees for election to the Board of Directors and FOR proposals 2, 3 and 4.

1.	ELECTION OF DIRECTORS.
Nominees:
	01) Stephen M. Bennett	06) Michael R. Hallman
	02) Christopher W. Brody	07) Edward A. Kangas
	03) William V. Campbell	08) Suzanne Nora Johnson
	04) Scott D. Cook	09) Dennis D. Powell
	05) Diane B. Greene	10) Stratton D. Sclavos
2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2008;

3.	Approve the amendment to our 2005 Equity Incentive Plan;

4.	Approve the adoption of our Senior Executive Incentive Plan.